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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 ABN AMRO FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                        (ABN AMRO ASSET MANAGEMENT LOGO)

                              ABN AMRO MID CAP FUND
                    ABN AMRO/RIVER ROAD SMALL CAP VALUE FUND
                          ABN AMRO/TAMRO SMALL CAP FUND
                     ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND
                          ABN AMRO/VEREDUS SCITECH FUND


                                 IMPORTANT PROXY

                                      NEWS

                               PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the ABN AMRO Funds. This meeting, which was originally scheduled for August 25, 2006, has been adjourned with respect to one or more proposals for the 5 funds listed above to September 20, 2006 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees of each Fund recommends that shareholders vote "FOR" each proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 866-390-7202. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.


For your convenience, please utilize any of the following methods to submit your vote:

1. BY INTERNET.

Visit WWW.PROXYVOTE.COM and follow the simple on-screen instructions.

2. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the two options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.


                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                        (ABN AMRO ASSET MANAGEMENT LOGO)

                              ABN AMRO MID CAP FUND
                    ABN AMRO/RIVER ROAD SMALL CAP VALUE FUND
                          ABN AMRO/TAMRO SMALL CAP FUND
                     ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND
                          ABN AMRO/VEREDUS SCITECH FUND


                                 IMPORTANT PROXY

                                      NEWS

                               PLEASE VOTE TODAY!


Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the ABN AMRO Funds. This meeting, which was originally scheduled for August 25, 2006, has been adjourned with respect to one or more proposals for the 5 funds listed above to September 20, 2006 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees of each Fund recommends that shareholders vote "FOR" each proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 866-390-7202. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.


For your convenience, please utilize any of the following methods to submit your vote:

1. BY PHONE.

Please call Computershare Fund Services toll-free at 866-390-7202. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. BY INTERNET.

Visit WWW.PROXYVOTE.COM and follow the simple on-screen instructions.

3. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.


                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                        (ABN AMRO ASSET MANAGEMENT LOGO)

                              ABN AMRO MID CAP FUND
                    ABN AMRO/RIVER ROAD SMALL CAP VALUE FUND
                          ABN AMRO/TAMRO SMALL CAP FUND
                     ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND
                          ABN AMRO/VEREDUS SCITECH FUND


                                 IMPORTANT PROXY

                                      NEWS

                               PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the ABN AMRO Funds. This meeting, which was originally scheduled for August 25, 2006, has been adjourned with respect to one or more proposals for the 5 funds listed above to September 20, 2006 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees of each Fund recommends that shareholders vote "FOR" each proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 866-390-7202. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.


For your convenience, please utilize any of the following methods to submit your vote:

1. BY PHONE.

Please call Computershare Fund Services toll-free at 866-390-7202. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. BY INTERNET.

Visit HTTP://VOTE.PROXY-DIRECT.COM and follow the simple on-screen instructions.

3. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.


                      WE NEED YOUR HELP. PLEASE VOTE TODAY!